UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15 (D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 24, 2002



                           LOCAL TELECOM SYSTEMS, INC.
                           ---------------------------
             (Exact Name of registrant as specified in its charter)
                  (Formerly Known as Signature Motorcars, Inc.)

          Nevada                      2-42114                 75-1310613
          ------                      -------                 ----------
(State or other jurisdiction   (Commission File No.)   (IRS Employer I..D. No.)
       of incorporation)


             3537 West 7th Street, Suite 5, Fort Worth, Texas 76107
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

              7738 Forest Lane, #102 , Dallas, Texas 75230 (Former
               address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (817) 675-4237
                                                           --------------

Item 4. Change in Registrant's Certifying Accountant

On May 22, 2002 the Board of Directors of the Registrant approved the engagement of Clyde Bailey P.C. ("Clyde Bailey") as the Registrant's principal accountant to replace Jackson & Rhodes P.C. ("Jackson & Rhodes"), the previous accountant.

Jackson & Rhodes' reports on the Registrant's financial statements for the years ended September 30, 1998 and September 30, 1999 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that Jackson & Rhodes' report included a paragraph that described conditions that raised substantial doubt about the Registrant's ability to continue as a going concern.

There have been no disagreements with Jackson & Rhodes on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the Registrant's fiscal years ended September 30, 1998 and September 30, 1999, or in the subsequent interim period through May 22, 2002 (the date of termination) which disagreement(s), if not resolved to Jackson & Rhodes' satisfaction, would have caused Jackson & Rhodes to make reference to the subject matter of the disagreement(s) in connection with its report.

Jackson & Rhodes did not advise the Registrant during the Registrant's most recent fiscal year or in the subsequent interim period through May 22, 2002 (the date of termination).

      A) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;
      B) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;
      C) (i) of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years or any subsequent interim period that if further investigated might (a) materially have impacted the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, or (b) have caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and (ii) it did not, due to its dismissal or for any other reason, expand the scope of its audit or conduct such further investigation; or
      D) (i) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

The Registrant has requested Jackson & Rhodes to provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements set forth above. A copy of Jackson & Rhodes' letter to the Securities and Exchange Commission is filed as Exhibit A to the Form 8-K.


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


Jackson & Rhodes was authorized by the Registrant to respond fully to the inquiries of Clyde Bailey.

Clyde Bailey has been engaged by the Registrant as its new independent principal accountant to audit the Registrant's financial statements.

Prior to engaging Clyde Bailey, the Registrant has not consulted with Clyde Bailey during the Registrant's most recent fiscal year or in the period since the end of the most recent fiscal year, in any matter regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrants that Jackson & Rhodes concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (b) any matter that was subject of either a disagreement or any other event described above.

Item 7.  Exhibit Index

Exhibit 16.1. Letter from Jackson & Rhodes P.C. regarding Change in Certifying Accountant


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LOCAL TELECOM SYSTEMS, INC.


May 24, 2002                              /s/ William R. Miertschin
------------------------------            ------------------------------------
Date                                      William R. Miertschin, President and
                                          Chief Executive Officer




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

                                                                   Exhibit 16.1


May 24, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE:   Signature Motorcars, Inc.
      Commission File No. 0-28291


We were previously the principal accountants for Signature Motorcars, Inc. ("Signature") (now Local Telecom Systems, Inc.) and we reported on the financial statements of Signature as of and for the years ended September 30, 1999 and 1998. On May 22, 2002, we were terminated as principal accountant. We have read Signature's statements included under Item 4 of its Form 8-K/A dated May 24, 2002 and we agree with such statements.

                                    Yours very truly,



                                    JACKSON & RHODES, P.C.
                                    Certified Public Accountants






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